                                                                  EXHIBIT NO. 10








                                 AMENDMENT NO. 1
                                       TO
                                CREDIT AGREEMENT


         This Amendment No. 1 to Credit Agreement (this "Amendment"), made as of the 2nd day of June, 1997, among FABRI-CENTERS OF AMERICA, INC., an Ohio corporation (herein the "Borrower"), the Banks (as hereinafter defined) and KEYBANK NATIONAL ASSOCIATION (as successor by merger to Society National Bank), as agent for the Banks (in such capacity, the "Agent") and KeyBank National Association, as Letter of Credit Bank (the "Letter of Credit Bank"),

                                   WITNESSETH:
                                   -----------

         WHEREAS, the Borrower has been extended certain financial accommodations pursuant to that certain Credit Agreement, dated as of September 30, 1994, among the Borrower, the financial institutions which are a party thereto (the "Banks"), the Agent and the Letter of Credit Bank;

         WHEREAS, the Borrower, the Banks, the Agent and the Letter of Credit Bank desire to amend the Credit Agreement as set forth herein; and

         WHEREAS, the Banks which are the signatories hereto constitute all of the Banks for the purposes of amending the Credit Agreement pursuant to Section
14.1 thereof,

         NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks, the Agent and the Letter of Credit Bank do hereby agree as follows:

                            SECTION 1. DEFINED TERMS.
                            -------------------------

         Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement.

                 SECTION 2. AMENDMENTS TO THE CREDIT AGREEMENT.
                 ----------------------------------------------

         2.1 AMENDMENT TO SECTION 1.1. The following definitions found in
Section 1.1 shall each be amended in its entirety to read as follows:

     "APPLICABLE FEE PERCENTAGE" shall mean, on each day of any Fiscal Quarter, with respect to any Facility Fee (as set forth in Section 3.4(a)), the annual percentage indicated in the following table corresponding to the Borrower's Consolidated Leverage Ratio as measured for the Fiscal Quarter immediately preceding and ending on the applicable Fee Determination Date and the Borrower's Consolidated Fixed Charge Coverage Ratio as measured for a Four Fiscal Quarter Period ending as of such Fee Determination Date:


 Consolidated                                        Consolidated Fixed Charge Coverage Ratio
Leverage Ratio
===================================================================================================================================
                      greater than           greater than          greater than           greater than
                      or equal to            or equal to           or equal to            or equal to
                      1.25 to 1.0            1.50 to 1.0           1.75 to 1.0            2.00 to 1.0              greater than
                      but less than          but less than         but less than          but less than            or equal to
                      1.50 to 1.0            1.75 to 1.0           2.00 to 1.0            2.25 to 1.0              2.25 to 1.0

less than
or equal to
 .50 to 1.0
but greater than
 .35 to 1.0              .375%                  .30%                  .20%                   .20%                 .20%

less than
or equal to
 .35 to 1.0
but greater than
 .25 to 1.0               .375%                  .30%                  .20%                   .20%                 .15%

less than
or equal to
 .25 to 1.0
but greater than
 .15 to 1.0               .30%                  .30%                  .20%                   .15%                 .15%

less than
or equal to
 .15 to 1.0
                         .30%                  .20%                  .15%                   .15%                 .10%
===================================================================================================================================


                                      -2-
                                    Page 14

     "APPLICABLE LOAN PERCENTAGE" shall mean, on each day of any Interest Period, with respect to any LIBOR Loans comprising a Revolving Credit Borrowing or any Fed Funds Rate Loans comprising a Revolving Credit Borrowing, as the case may be, the percentage indicated in the following table corresponding to the Borrower's Consolidated Leverage Ratio as measured for the Fiscal Quarter immediately preceding and ending on the Determination Date applicable to such Interest Period and the Borrower's Consolidated Fixed Charge Coverage Ratio as measured for a Four Fiscal Quarter Period ending as of such Determination Date:


    Consolidated                                         Consolidated Fixed Charge Coverage Ratio
   Leverage Ratio
===================================================================================================================================
                      greater than           greater than           greater than            greater than          greater than
                      or equal to            or equal to            or equal to             or equal to           or equal to
                      1.25 to 1.0            1.50 to 1.0            1.75 to 1.0             2.0 to 1.0            2.25 to 1.0
                      but less than          but less than          but less than           but less than
                      1.50 to 1.0            1.75 to 1.0            2.0 to  1.0             2.25 to 1.0

less than
or equal to
 .50 to 1.0
but greater than
 .35 to 1.0              1.00%                  1.00%                  0.75%                  0.65%                0.45%

less than
or equal to
 .35 to 1.0
but greater than
 .25 to 1.0              0.925%                  0.70%                 0.65%                  0.45%                0.35%

less than
or equal to
 .25 to 1.0
but greater than
 .15 to 1.0              0.70%                   0.60%                 0.45%                  0.35%                 0.30%

less than
or equal to
 .15 to 1.0              0.60%                   0.50%                 0.35%                  0.30%                 0.25%
===================================================================================================================================

     "BANKING DAY" means: (i) a day of the year on which banks are not required or authorized to close in Cleveland, Ohio and (ii) if the applicable Banking Day relates to LIBOR Loans, a day of the year which is a Banking Day described in clause (i) above and which is also a day on which dealings in Dollar deposits are carried on in the London interbank market and banks are open for business in London.

     "COMMITMENT PERIOD" shall mean the period from the date hereof to May 31, 2001, as the same may be extended pursuant to Section 3.2(c) or reduced pursuant to Section 3.2(a).

     "EUROCURRENCY RESERVE PERCENTAGE" means, for any Interest Period in respect of any LIBOR Loan, as of any date of determination, the aggregate of the then stated maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, applicable to such Interest Period (if more than one such percentage is applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) by the Board of Governors of the Federal Reserve System, any successor thereto, or any other banking authority, domestic or foreign, to which the Agent or any Bank may be subject in respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board) or in respect of any other category of liabilities including deposits by reference to which the interest rate on LIBOR Loans is determined or any category of extension of credit or other assets that

                                      - 3 -
     include the LIBOR Loans. For purposes hereof, such reserve requirements shall include, without limitation, those imposed under Regulation D of the Federal Reserve Board and the LIBOR Loans shall be deemed to constitute Eurocurrency Liabilities subject to such reserve requirements without benefit of credits for proration, exceptions or offsets which may be available from time to time to any Bank under said Regulation D.

     "LETTER OF CREDIT BANK" shall mean KeyBank National Association, its successors and assigns.

     "LIBOR" means, for any Interest Period with respect to a LIBOR Borrowing, the quotient (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16th of 1%)) of: (x) the per annum rate of interest, determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) as of approximately 11:00 a.m. (London time) two Banking Days prior to the beginning of such Interest Period pertaining to such LIBOR Loan, appearing on Page 3750 of the Telerate Service (or any successor or substitute page of such Service, or any successor to or substitute for such Service providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) as the rate in the London interbank market for Dollar deposits in immediately available funds with a maturity comparable to such Interest Period DIVIDED BY (y) a number equal to 1.00 MINUS the Eurocurrency Reserve Percentage. In the event that such rate quotation is not available for any reason, then the rate (for purposes of clause (x) hereof) shall be the rate, determined by the Agent as of approximately 11:00 a.m. (London time) two Banking Days prior to the beginning of such Interest Period pertaining to such LIBOR Loan, to be the average (rounded upwards, if necessary, to the nearest one sixteenth of one percent (1/16th of 1%)) of the per annum rates at which Dollar deposits in immediately available funds in an amount comparable to KeyBank's Pro Rata Share of such LIBOR Borrowing and with a maturity comparable to such Interest Period are offered to prime banks by leading banks in the London interbank market. The LIBOR shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Percentage.

     "MAXIMUM AVAILABILITY AMOUNT" shall mean, during each Fiscal Year of the
     Borrower: (i) One Hundred Seventy-Five Million Dollars ($175,000,000) during the period from January 1 to and including April 30 and (ii) the Total Commitment Amount during the period from May 1 to and including December 31.

     "QUALIFYING FINANCIAL STANDARDS" shall mean, as at any date of determination, the condition that (a) the Borrower shall have delivered the financial statements required by Section 8.1(a) or 8.1(b), as the case may be, (b) the Borrower shall have delivered the certificate required to be delivered pursuant to Section 8.1(c)(ii) evidencing that the Borrower's Consolidated Fixed Charge Coverage Ratio for the Four Fiscal Quarter Period ending immediately prior to such determination date is not less than 1.50 to 1.0 and that the Borrower's Consolidated Leverage Ratio for the Fiscal Quarter ending immediately prior to such determination date is not greater than .50 to 1.0 and (c) no Event of Default shall have occurred and be continuing.


                                      - 4 -

         2.2 AMENDMENT TO DEFINITION OF "INTEREST PERIOD". The definition of "Interest Period" shall be amended to add the following as clause (vi) thereof:

     "(vi) if the Interest Period commences on a Banking Day for which there is no numerical equivalent in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last Banking Day of that calendar month."

         2.3 AMENDMENT TO SECTION 1.1 - ADDITIONS. Section 1.1 shall be amended to add the following definitions:

     "EFFECTIVE DATE" means June 2, 1997.

         2.4 AMENDMENT TO SECTION 1.1 - DELETIONS. Section 1.1 shall be amended to delete the following definitions: "Unused Commitment Fee" and "Reference Bank".

         2.5 AMENDMENT TO CREDIT AGREEMENT. Each reference to "Society" or "Society National Bank" in the Credit Agreement shall be amended to read "KeyBank" or "KeyBank National Association".

         2.6 AMENDMENT TO SECTION 1.3. Section 1.3 shall be amended to delete the words ";PROVIDED, HOWEVER, that, all accounting terms shall be understood as based and determined on the "FIFO" method of valuation of inventory".

         2.7 AMENDMENT TO SECTION 3.2(C). Section 3.2(c) shall be amended by deleting the phrase "1995 Fiscal Year" and substituting "1998 Fiscal Year" in lieu thereof.

         2.8 AMENDMENT TO SECTION 3.4(B). Section 3.4(b) shall be amended by deleting it in its entirety and substituting "Intentionally Omitted" in lieu thereof.

         2.9 AMENDMENT TO SECTION 8.8. Section 8.8 shall be amended by deleting the proviso to the last sentence of Section 8.8 and the following shall be substituted in lieu thereof:

     "PROVIDED, that the aggregate amount of such investments by all of the Borrower and its Subsidiaries does not exceed ten percent (10%) of the Borrower's Consolidated Tangible Net Worth at the end of the previous fiscal year of the Borrower."

         2.10 AMENDMENT TO SECTION 8.11. Section 8.11 shall be amended by deleting clause (iv) thereof in its entirety and substituting the following in lieu thereof:

     "(iv) so long as the Borrower and its Subsidiaries are satisfying the Qualifying Financial Standards, loans may be obtained from financial institutions not pursuant to this Agreement ("Outside Loans") in the aggregate principal amount of up to Thirty Million Dollars ($30,000,000) at any one time outstanding; PROVIDED, HOWEVER, that any such Outside Loan obtained from any financial institution other than a Bank may not remain outstanding for more than thirty (30) consecutive days and; PROVIDED, FURTHER, that any such Outside Loans must be

                                      - 5 -
     repaid within one (1) Banking Day following the date as of which the Borrower and its Subsidiaries no longer satisfy such Qualifying Financial Standards, except that, if such repayment would cause the Borrower to incur compensation obligations resulting from the prepayment of any such Outside Loan with a fixed rate, the Borrower shall not be required to repay such loan until the earlier of (x) the expiration of the interest period or (y) the date upon which repayment will not result in a compensation obligation,

         2.11 AMENDMENT TO SECTION 8.17. Section 8.17 shall be deleted in its entirety and the following substituted in lieu thereof:

     "SECTION 8.17 CAPITAL EXPENDITURES. The Borrower shall not make or permit Consolidated Capital Expenditures to exceed Fifty Million Dollars ($50,000,000) for any Fiscal Year."

         2.12 AMENDMENT TO SECTIONS 8.18 AND 8.19. Sections 8.18 and 8.19 shall be deleted in its entirety and "Intentionally Omitted" shall be substituted in lieu thereof.

         2.13 AMENDMENT TO SECTION 8.20. Section 8.20 shall be deleted and the following inserted in lieu thereof:

     "SECTION 8.20 CONSOLIDATED TANGIBLE NET WORTH. The Borrower will not suffer or permit its Consolidated Tangible Net Worth as of the Effective Date and as at the end of any Fiscal Quarter to be less than the "Required Minimum Amount" in effect from time to time. The "Required Minimum Amount" shall be
     (i) as of the Effective Date, One Hundred Sixty-Five Million Dollars ($165,000,000) and (ii) as at the end of any Cumulative Fiscal Period ending after the Effective Date:

         (a)  One Hundred Sixty-Five Million Dollars ($165,000,000) PLUS

         (b) an aggregate amount equal to fifty percent (50%) of Borrower's consolidated net earnings (if any and only to the extent a positive number) for such Cumulative Fiscal Period, in each case calculated after taxes and cumulating income and losses for all Fiscal Quarters within such Cumulative Fiscal Period (such amount being "Cumulative Fiscal Earnings") PLUS

         (c) an aggregate amount equal to all Cumulative Fiscal Earnings (if any and only to the extent a positive number) attributable to Fiscal Years ending after the Effective Date and not including the Fiscal Year during which said Cumulative Fiscal Period is occurring (which aggregate amount shall not be reduced by consolidated net losses (if any) reported for any Fiscal Year ending after the Effective Date) PLUS

         (d) an amount equal to the total net proceeds received by Borrower at any time from any stock or other equity offering or any conversion of Subordinated Indebtedness into equity after the Effective Date (excluding stock offerings under any employee benefit plan of the Borrower or its Subsidiaries)."

                                      - 6 -

         2.14 AMENDMENT TO SECTION 8.21. Section 8.21 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "SECTION 8.21 CONSOLIDATED FIXED CHARGE COVERAGE. The Borrower shall not suffer or permit, as at the end of any Four Fiscal Quarter Period ending after the Effective Date, the ratio (the "Consolidated Fixed Charge Coverage Ratio") of: (x) Consolidated Net Pre-Tax Earnings of the Borrower and its Subsidiaries attributable to such period PLUS Consolidated Net Fixed Lease Charges attributable to such period PLUS Consolidated Net Interest Expense attributable to such period PLUS depreciation and amortization charges of the Borrower and its Subsidiaries attributable to such period TO (y) Consolidated Net Fixed Lease Charges attributable to such period PLUS Consolidated Net Interest Expense attributable to such period PLUS scheduled principal payments in respect of any Long-Term Indebtedness of the Borrower and its Subsidiaries during such period, to be less as at such date than 1.25 to 1.00."

         2.15 AMENDMENT TO SECTION 8.23. Section 8.23 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "SECTION 8.23 CONSOLIDATED LEVERAGE RATIO. The Borrower shall not suffer or permit, as at the end of any Fiscal Quarter, the ratio (the "Consolidated Leverage Ratio") of: (x) Funded Senior Debt outstanding as at such date TO
     (y) the sum of Funded Senior Debt outstanding as at such date PLUS the Convertible Subordinated Debentures outstanding as at such date PLUS Consolidated Tangible Net Worth as at such date to be greater than (i) .45 to 1.0 for the first Fiscal Quarter of each Fiscal Year, (ii) .50 to 1.0 for the second and third Fiscal Quarters of each Fiscal Year and (iii) .40 to 1.0 for the fourth Fiscal Quarter of each Fiscal Year."

         2.16 AMENDMENT TO SECTION 8.24. Section 8.24 shall be deleted in its entirety and "Intentionally Omitted" shall be substituted in lieu thereof.

         2.17 AMENDMENT TO EXHIBITS. Exhibit F shall be deleted in its entirety and Exhibit F-1 shall be substituted in lieu thereof.

                   SECTION 3. REPRESENTATIONS AND WARRANTIES.
                   ------------------------------------------

         The Borrower hereby represents and warrants to the Banks and the Agent as follows:

         3.1 THE AMENDMENT. This Amendment has been duly and validly executed by an authorized executive officer of the Borrower and constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Credit Agreement, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The Borrower hereby ratifies and confirms the Credit Agreement as amended by this Amendment.


                                      - 7 -

         3.2 NONWAIVER. The execution, delivery, performance and effectiveness of this Amendment shall not operate nor be deemed to be nor construed as a waiver (i) of any right, power or remedy of the Banks or the Agent under the Credit Agreement, nor (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other documentation executed in connection therewith. Further, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Default or Event of Default under the Credit Agreement as amended by this Amendment.

         3.3 REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. Upon the Effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                SECTION 4. CONDITIONS PRECEDENT TO EFFECTIVENESS
                ------------------------------------------------
                            OF THIS AMENDMENT NO. 1.
                            ------------------------

         In addition to all of the other conditions and agreements set forth herein, the effectiveness of this Amendment is subject to the following conditions precedent:

         4.1 THE AMENDMENT. The Banks, the Agent and the Letter of Credit Bank shall have received this Amendment No. 1 to Credit Agreement, executed and delivered by a duly authorized officer of the Borrower.

         4.2 ACKNOWLEDGEMENT OF GUARANTORS. The Banks, the Agent and the Letter of Credit Bank shall have received the Acknowledgement of Guarantors attached to this Amendment, executed and delivered by a duly authorized officer of each of the Guarantors of the indebtedness of the Borrower to the Banks and the Agent.

         4.3 BORROWER'S CERTIFICATE. The Banks and the Agent shall have received a certificate, in form and substance satisfactory to the Agent, executed for and on behalf of the Borrower by either the President or Vice President of the Borrower and by either the Secretary or Assistant Secretary of the Borrower (one of which certifying officers shall not be a signatory of this Amendment) and dated as of the date of this Amendment, certifying that (i) this Amendment, and each document or other instrument executed in connection with the Amendment has been authorized, (ii) the names and signatures of the officers signing this Amendment on behalf of the Borrower, and (iii) compliance by the Borrower with all representations, warranties, covenants and conditions under the Credit Agreement as amended by this Amendment.

         4.4 OTHER DOCUMENTS. The Banks and the Agent shall have received each additional document, instrument or piece of information reasonably requested by the Agent.


                                      - 8 -

                            SECTION 5. MISCELLANEOUS.
                            -------------------------

         5.1 GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Ohio.

         5.2 SEVERABILITY. In the event any provision of this Amendment should be invalid, the validity of the other provisions hereof and of the Credit Agreement shall not be affected thereby.

         5.3 COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute but one and the same agreement.

                  [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                    - 9 -

         IN WITNESS WHEREOF, the Borrower has caused this Amendment No. 1 to Credit Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.


                                 FABRI-CENTERS OF AMERICA, INC.


                                 /s/ Samuel R. Gaston
                                 -----------------------------------
                                 By:  Samuel R. Gaston
                                    --------------------------------
                                 Title:  Executive Vice President
                                       -----------------------------



                                     - 10 -

ACCEPTED AND AGREED as of the date and year first above written by:


KEYBANK NATIONAL ASSOCIATION, as a
Bank, the Letter of Credit Bank and as Agent


/s/ David J. Janus
--------------------------------------
By:  David J. Janus
   -----------------------------------
Title:  Senior Vice President
      --------------------------------
NATIONAL CITY BANK,
as a Bank


/s/ Donald B. Hayes, Jr.
--------------------------------------
By:  Donald B. Hayes, Jr.
   -----------------------------------
Title:  Vice President
      --------------------------------


NBD Bank, as a Bank


/s/ Christina D. Zautcke
--------------------------------------
By:  Christina D. Zautcke
   -----------------------------------
Title:  Vice President
      --------------------------------


COMERICA BANK, as a Bank


/s/ Jeffrey J. Judge
--------------------------------------
By:  Jeffrey J. Judge
   -----------------------------------
Title:  Assistant Vice President
      --------------------------------


THE HUNTINGTON NATIONAL BANK,
as a Bank


/s/ Timothy M. Ward
--------------------------------------
By:  Timothy M. Ward
   -----------------------------------
Title:  Assistant Vice President
      --------------------------------


                                     - 11 -

PNC BANK, NATIONAL ASSOCIATION, as a Bank


/s/ C. J. Richardson
--------------------------------------
By:  C. J. Richardson
   -----------------------------------
Title:  Vice President
      --------------------------------


BANK ONE, NA (as successor by merger to Bank One, Akron, NA), as a Bank


/s/ Susan D. Steiger
--------------------------------------
By:  Susan D. Steiger
   -----------------------------------
Title:  Vice President
      --------------------------------


THE FIFTH THIRD BANK, as a Bank


/s/ R. C. Lanctot
--------------------------------------
By:  R. C. Lanctot
   -----------------------------------
Title:  Vice President
      --------------------------------



                                     - 12 -

                          ACKNOWLEDGEMENT OF GUARANTORS
                          -----------------------------

         Each of the undersigned, each of which being a guarantor of indebtedness of the Borrower to the Banks, the Agent and the Letter of Credit Bank, hereby acknowledges and agrees to the terms of the foregoing Amendment No. 1 to Credit Agreement. Each of the undersigned represents and warrants to the Banks, the Agent and the Letter of Credit Bank that the respective Guaranty of Payment (as amended), executed and delivered by each of the undersigned, each dated as of September 30, 1994, remain the valid and binding obligations of each of the undersigned, respectively, enforceable against it in accordance with their terms.

                                  FCA FINANCIAL, INC.


                                  /s/ Francis C. Piccirillo
                                  -------------------------------------
                                  By:  Francis C. Piccirillo
                                     ----------------------------------
                                  Title:  Treasurer
                                        -------------------------------
                                  FABRI-CENTERS OF SOUTH DAKOTA, INC.


                                  /s/ Francis C. Piccirillo
                                  -------------------------------------
                                  By:  Francis C. Piccirillo
                                     ----------------------------------
                                  Title:  Treasurer
                                        -------------------------------

                                  FABRI-CENTERS OF CALIFORNIA, INC.

                                  /s/Francis C. Piccirillo
                                  -------------------------------------
                                  By:  Francis C. Piccirillo
                                     ----------------------------------
                                  Title:  Treasurer
                                        -------------------------------

                                  FCA OF OHIO, INC.


                                  /s/ Francis C. Piccirillo
                                  -------------------------------------
                                  By:  Francis C. Piccirillo
                                     ----------------------------------
                                  Title:  Treasurer
                                        -------------------------------

Executed:  June 5, 1997

                                     - 13 -

                                                                     EXHIBIT F-1
                                     FORM OF
                             COMPLIANCE CERTIFICATE
                             ----------------------

                              [BORROWER LETTERHEAD]

                      QUARTER-ANNUAL COMPLIANCE CERTIFICATE

              Certified on this ___ day of __________________, 19__
                  ("this date") as of ___________________, 19__
                               (the "Report Date")
pursuant to Section 8.1(c)(ii) of the Credit Agreement (as hereinafter defined).

         Reference is hereby made to that certain Credit Agreement, dated as of September 30, 1994 (as amended from time to time, the "Credit Agreement"), among Fabri-Centers of America, Inc. (the "Borrower"), certain banks which are signatories thereto (the "Banks"), and KeyBank National Association, as agent for the Banks (the "Agent"). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

         Pursuant to Section 8.1(c)(ii) of the Credit Agreement, I certify to the Banks that I am the _____________________ [responsible financial officer] of the Borrower and further certify to the Banks, on behalf of the Borrower, to the best of my knowledge and belief, as follows:

1. The conclusions below, together with the attached calculations, indicate the Borrower's compliance or non-compliance with certain sections of the Credit
Agreement:

SECTION 8.17  CAPITAL EXPENDITURES.


                                                   Maximum Permitted                            Actual
                                                 Consolidated Capital                    Consolidated Capital
                Period                               Expenditures                            Expenditures
----------------------------------------------------------------------------------------------------------------------
               [FY ____                               $50,000,000                          $_______________]

======================================================================================================================

SECTION 8.20  CONSOLIDATED TANGIBLE NET WORTH.


                                                             Req. Minimum              Actual
                                                             Consolidated           Consolidated
                                                             Tangible Net           Tangible Net
                                                                 Worth                  Worth
------------------------------------------------------  ---------------------- -----------------------
1.       AS OF THE EFFECTIVE DATE:
                                                             $165,000,000          $
2.       AS AT THE END OF ANY CUMULATIVE FISCAL
         PERIOD ENDING AFTER THE EFFECTIVE DATE:
                                                             $165,000,000
         PLUS (0.5 X consolidated net earnings for
         FY in which Report Date falls (1))

         PLUS (aggregate Cumulative Fiscal                  +$
         Earnings attributable to FY's ending after           -----------
         the Effective Date(but not FY in which
         Report Date falls)(2)

         PLUS total net proceeds rec'd by Borrower         + $
         at any time from any stock or other equity           -----------
         offering or any conversion of Subordinated
         Indebtedness to equity after the Effective
         Date(3)

         CONSOLIDATED TANGIBLE NET WORTH:
                                                           + $                     $
                                                              -----------           ==============
                                                                                       (actual)
                                                           $===============
                                                            (required min.)

--------

   (1) ONLY IF GREATER THAN ZERO, CALCULATED AFTER
       TAXES AND CUMULATING INCOME AND LOSSES FOR
       ALL FISCAL QUARTERS WITHIN THE APPLICABLE
       CUMULATIVE FISCAL PERIOD.

   (2) ONLY IF GREATER THAN ZERO; THIS FIGURE
       SHALL NOT BE REDUCED BY CONSOLIDATED NET
       LOSSES (IF ANY) REPORTED FOR ANY FISCAL
       YEAR ENDING AFTER THE EFFECTIVE DATE.

   (3) EXCLUDING STOCK OFFERINGS UNDER ANY EMPLOYEE
       BENEFIT PLAN OF THE BORROWER OR ITS
       SUBSIDIARIES.

                                      - 2 -

SECTION 8.21  CONSOLIDATED FIXED CHARGE COVERAGE.

As of the Report Date, and as determined for each period set forth below:

      Consolidated Net Pre-Tax Earnings:   $
                                           -----------------
      Consolidated Net Interest Expense:  +$
                                           -----------------
   Consolidated Net Fixed Lease Charges:  +$
                                           -----------------
  depreciation and amortization charges:  +$
                                           -----------------

                        (A)                $
                                           -----------------

  Consolidated Net Fixed Lease Charges:    $
                                           -----------------

     Consolidated Net Interest Expense:  + $
                                           -----------------
       scheduled principal payments
             on Long-Term Indebtedness:  + $
                                           -----------------

                   (B)       $


Actual Consolidated Fixed Charge Ratio:        to 1.0
                                          -------------------
                  (Ratio of (A) to (B))


Minimum Required Consolidated Fixed Charge Ratio:  1.25  to 1.00



                                      - 3 -

SECTION 8.22  CONSOLIDATED CURRENT FUNDED INDEBTEDNESS.


AS OF THE REPORT DATE:
----------------------

     (A)             Consolidated Current Assets:       $
                                                         --------------------

                Consolidated Current Liabilities:       $                    (4)
                                                         --------------------
                              Funded Senior Debt:     + $
                                                         --------------------

(B)                                                     $

              Actual Ratio (Ratio of (A) to (B)):                  to 1.0
                                                         --------------------


MINIMUM REQUIRED CONSOLIDATED CURRENT FUNDED INDEBTEDNESS RATIO:
----------------------------------------------------------------

As at the end of any of the first three FQ's of any FY:       1.15 to 1.0

                               As at the end of any FY:       1.25 to 1.0


--------
     (4) Exclusive of the sum of (a) the aggregate outstanding balance of Revolving Credit Loans PLUS (b) the aggregate outstanding Negotiated Bid Loans not in excess of the Total Commitment Amount.

                                      - 4 -

SECTION 8.23  CONSOLIDATED LEVERAGE RATIO.

AS OF THE REPORT DATE, AND FOR EACH PERIOD SET FORTH BELOW:
-----------------------------------------------------------

       (A)        Outstanding Senior Funded Debt:       $
                                                         --------------------

                 Consolidated Tangible Net Worth:       $                    (4)
                                                         --------------------
                    Outstanding Subordinated Debt    +  $
                                                         --------------------
                  Outstanding Funded Senior Debt:    +  $
                                                         --------------------

(B)                                                     $
                                                         --------------------

 Actual Consolidated Leverage Ratio ((A) to (B)):                  TO 1.0
                                                         --------------------


MAXIMUM PERMITTED CONSOLIDATED LEVERAGE RATIO:
----------------------------------------------

         FISCAL QUARTER                                              RATIO
         --------------                                              -----

First Fiscal Quarter of each Fiscal Year                         .45 to 1.00
Second Fiscal Quarter of each Fiscal Year                        .50 to 1.00
Third Fiscal Quarter of each Fiscal Year                         .50 to 1.00
Fourth Fiscal Quarter of each Fiscal Year                        .40 to 1.00


         I further certify that:

         Enclosed herewith are Borrower's [unaudited quarterly/audited annual] financial statements as required by Section 8.1 of the Credit Agreement.

         No Possible Default or Event of Default existed as at the Report Date, nor does any exist at this date.*

*- If this certification cannot be given, substitute a brief description of the Possible Default(s) or Event of Default(s) and Borrower's intentions in respect thereof.


FABRI-CENTERS OF AMERICA, INC.
on behalf of itself and its
Subsidiaries



------------------------------
By:
   ---------------------------
Its:
    --------------------------
Dated:
      ------------------------



                                      - 5 -


                                     Page 30